UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 21, 2018

Shell Midstream Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-36710	46-5223743
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Dairy Ashford Houston, Texas		77079
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (832) 337-2034

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 21, 2018, Shell Midstream Partners GP LLC (the “General Partner”), the general partner of Shell Midstream Partners, L.P. (the “Partnership”), executed Amendment No. 2 (the “Amendment”) to the Partnership’s First Amended and Restated Agreement of Limited Partnership dated November 3, 2014, as amended by Amendment No. 1 thereto dated February 26, 2018. Pursuant to the Amendment, distributions to holders of the incentive distribution rights shall be reduced by: (1) $17,000,000 for the quarter ending March 31, 2019, (2) $17,000,000 for the quarter ending June 30, 2019 and (3) $16,000,000 for the quarter ending September 30, 2019.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On December 21, 2018, the Partnership issued a press release announcing the adoption by the General Partner of the Amendment. The press release is being furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information provided in this Item 7.01 (including the press release furnished as Exhibit 99.1) shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, nor shall it be incorporated by reference in any filing made by the Partnership pursuant to the Securities Act, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

3.1	Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of Shell Midstream Partners, L.P. dated December 21, 2018

99.1	Press Release dated December 21, 2018, issued by Shell Midstream Partners, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELL MIDSTREAM PARTNERS, L.P.

By:	Shell Midstream Partners GP LLC, its general partner

By:	/s/ Lori M. Muratta
Lori M. Muratta
Vice President, General Counsel and Secretary

Date: December 21, 2018